================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 2, 2010


                                   CACHE, INC.
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)

              0-10345                                     59-1588181
     (Commission File Number)                  (IRS Employer Identification No.)

                                  1440 BROADWAY
                            NEW YORK, NEW YORK 10018
              (Address of principal executive offices and zip code)

                                 (212) 575-3200
                         (Registrant's telephone number,
                              including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          The 2010 Annual Meeting of Shareholders of Cache, Inc. (the "Company") was held on June 2, 2010, at which the following matters were submitted to a vote of the shareholders.

PROPOSAL NO. 1. To elect five named nominees as directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

          In accordance with the results below, the following individuals were re-elected as directors of the Company and received the number of votes set opposite their respective names.

       DIRECTOR           VOTES FOR      VOTES WITHHELD      BROKER NON-VOTES
--------------------  ---------------  ------------------  ---------------------
Andrew M. Saul            5,181,042         4,401,683            1,288,382
Thomas E. Reinckens       8,939,347           643,378            1,288,382
Gene G. Gage              9,506,356            76,369            1,288,382
Arthur S. Mintz           8,784,639           798,086            1,288,382
Morton J. Schrader        8,559,652         1,023,073            1,288,382


PROPOSAL NO. 2. To ratify the appointment of MHM Mahoney Cohen CPAs, as auditors of the Company for the fiscal year ending January 1, 2011.

          In accordance with the results below, the appointment of MHM Mahoney Cohen CPAs was ratified and approved.

         VOTES FOR                   VOTES AGAINST              ABSTENTIONS
-------------------------   ----------------------------  ----------------------
         10,867,959                                  25                   3,123

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CACHE, INC.


Date:  June 3, 2010                /s/ Margaret Feeney
                                   -------------------------------
                                   Margaret Feeney
                                   Executive Vice President and
                                   Chief Financial Officer